UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2007

Cell Genesys, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19986	94-3061375
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Forbes Boulevard, South San Francisco, California		94080
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 266-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2007, Cell Genesys, Inc. entered into a Technology and Intellectual Property Agreement with GBP IP, LLC, a Delaware limited liability company, or GBP, and an affiliate of GBP Capital, the majority shareholder in the privately-held Lentingen Corporation. Pursuant to the Agreement, GBP has paid the Company $12 million in exchange for all of the Company’s intellectual property and previously established licensing agreements relating to lentiviral gene delivery technology.

Under the terms of the Agreement, GBP has granted back to the Company a fully-paid, non-exclusive, perpetual, royalty-free and worldwide license to use the transferred rights for the Company’s own internal research and development purposes, including the development of cancer immunotherapies as provided in the Agreement.

This description of the Agreement is not complete and is qualified in its entirety by reference to the text of the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The representations, warranties and covenants of the Company and GBP contained in the Agreement were made only for purposes of the Agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, and may be subject to limitations agreed by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Agreement, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company or GBP or any of their respective assets.

The Company knows of no material relationships between the Company or its affiliates and GBP, GBP Capital or Lentingen Corporation other than in respect of the Agreement.

Item 7.01 Regulation FD Disclosure.

On December 20, 2007, the Company announced the Agreement described in Item 1.01 in a press release titled "Cell Genesys Announces Sale of Lentiviral Gene Delivery Technology for $12 Million," a copy of which is attached as Exhibit 99.1 to this report.

The information in this Current Report on Form 8-K under the heading Item 7.01, "Regulation FD Disclosure," including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cell Genesys, Inc.

December 20, 2007	By:	/s/ Sharon E. Tetlow

Name: Sharon E. Tetlow
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Technology and Intellectual Property Agreement between Cell Genesys, Inc. and GBP IP, LLC.
99.1	Press release titled "Cell Genesys Announces Sale of Lentiviral Gene Delivery Technology for $12 Million".